UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2023

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	The Nasdaq Global Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the Company’s 2023 annual meeting of stockholders held on May 3, 2023, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2023 annual meeting filed with the Securities and Exchange Commission on March 23, 2023 and supplemented on March 31, 2023 (the “2023 Proxy Statement”). The results of the matters voted upon at the meeting were:

1.Each of the Class III nominees of the Company’s Board of Directors (the “Board”) were elected to hold office until the Company’s 2026 annual meeting of stockholders, as follows: Jill Beraud: 46,866,613 shares of common stock voted for and 15,900,896 shares of common stock withheld; Carey O’Connor Kolaja: 47,057,193 shares of common stock voted for and 15,710,316 shares of common stock withheld; and Dr. Vlad Coric: 62,511,724 shares of common stock voted for and 255,785 shares of common stock withheld. There were a total of 7,717,753 broker non-votes for the election of the Class III nominees. The terms of office of the Class I directors, Angus C. Russell, Julian S. Gangolli and Olivia C. Ware, continue until the Company’s 2024 annual meeting of stockholders. The terms of office of the Class II directors, Mark J. Foley and Christian W. Nolet, continue until the Company’s 2025 annual meeting of stockholders.

2.The stockholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, as follows: 69,931,322 shares of common stock voted for, 447,254 shares of common stock voted against, 106,686 shares of common stock abstaining and no broker non-votes.

3.The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement, as follows: 60,543,078 shares of common stock voted for, 2,144,177 shares of common stock voted against, 80,254 shares of common stock abstaining and 7,717,753 broker non-votes.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 8, 2023	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer